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                                                                    EXHIBIT 24.1

                           LIMITED POWER OF ATTORNEY
                          THE CONTINUUM COMPANY, INC.

     KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of The Continuum Company, Inc., a Delaware corporation, does hereby make, constitute and appoint W. MICHAEL LONG, JOHN L. WESTERMANN III and JACK DENNISON, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock, of The Continuum Company, Inc., necessary or appropriate to be registered in connection with the merger of Hogan Systems, Inc. with Continuum Acquisition Corporation (or any other wholly-owned subsidiary of The Continuum Company, Inc.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of December, 1995.

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
      /s/  THOMAS A. MCDONNELL                      /s/  W. MICHAEL LONG
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         /s/  CARL S. QUINN                         /s/  RONALD C. CARROLL
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    /s/  EDWARD C. STANTON, III                    /s/  LOWELL C. ANDERSON
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          /s/  E. LEE WALKER                         /s/  THOMAS G. BROWN
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